Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Contingent Liabilities
Contingent Liabilities

NOTE 15. CONTINGENT LIABILITIES

We are party to numerous lawsuits, regulatory proceedings and other matters arising in the ordinary course of business. In accordance with GAAP standards for contingencies, in evaluating these matters on an ongoing basis, we take into account amounts already accrued on the balance sheet. In our opinion, although the outcomes of these proceedings are uncertain, they should not have a material adverse effect on our financial position, results of operations or cash flows.

We have contractual obligations to purchase certain goods or services from various other parties. Our purchase obligations are expected to be approximately $3,845 in 2012, $4,339 in total for 2013 and 2014, $2,185 in total for 2015 and 2016 and $340 in total for years thereafter.

See Note 9 for a discussion of collateral and credit-risk contingencies.